                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material under Rule 14a-12

                              MILLENNIUM CELL INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                              MILLENNIUM CELL INC.
                             1 INDUSTRIAL WAY WEST
                          EATONTOWN, NEW JERSEY 07724

                                                                  March 21, 2001

Dear Stockholder:

     On behalf of the board of directors of Millennium Cell Inc., it is my pleasure to invite you to the 2001 annual meeting of stockholders. The annual meeting will be held on Thursday, April 26, 2001 at 10:00 a.m., local time, at the Hilton New York Hotel, East Suite, 1335 Avenue of the Americas, New York, New York.

     The annual meeting has been called for the following purposes: (1) to elect nine directors to serve on the board of directors, each for a one-year term; (2) to ratify the board of directors' appointment of Ernst & Young LLP as the company's independent public accountants for the 2001 fiscal year and (3) to transact such other business as may properly come before the annual meeting or any adjournment thereof, all as more fully described in the accompanying proxy statement.

     The board of directors has approved the matters being submitted by the company for stockholder approval at the annual meeting and recommends that stockholders vote "FOR" such proposals. It is important that your views be represented at the annual meeting. Whether or not you plan to attend the annual meeting, please complete, sign and date the enclosed proxy card and promptly return it in the prepaid envelope.

                                          Sincerely,

                                          [Stephen S. Tang signature]
                                          Stephen S. Tang
                                          President and Chief Executive Officer

                              MILLENNIUM CELL INC.
                             1 INDUSTRIAL WAY WEST
                          EATONTOWN, NEW JERSEY 07724

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 26, 2001

     NOTICE IS HEREBY GIVEN that the 2001 annual meeting of stockholders of Millennium Cell Inc., a Delaware corporation, will be held on Thursday, April 26, 2001 at 10:00 a.m., local time, at the Hilton New York Hotel, East Suite, 1335 Avenue of the Americas, New York, New York, for the purpose of considering and voting upon the following matters:

          1. to elect nine directors to serve on the board of directors, each for a one-year term and until their respective successors are elected;

          2. to ratify the board of directors' appointment of Ernst & Young LLP as the company's independent public accountants for the 2001 fiscal year and

          3. to transact such other business as may properly come before the annual meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the proxy statement accompanying this notice.

     Pursuant to the company's bylaws, the board of directors has fixed March 14, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at all adjournments thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the annual meeting and any adjournment thereof. A list of all stockholders entitled to vote at the annual meeting will be open for examination by any stockholder for any purpose germane to the annual meeting during ordinary business hours for a period of ten days before the annual meeting at the offices of the company located at 1 Industrial Way West, Eatontown, New Jersey 07724.

                                          By Order of the Board of Directors

                                          [Norman R. Harpster, Jr. signature]
                                          Norman R. Harpster, Jr.
                                          Secretary

Eatontown, New Jersey
March 21, 2001

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. IF YOU SIGN AND RETURN YOUR PROXY CARD WITHOUT SPECIFYING A CHOICE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

                              MILLENNIUM CELL INC.
                             1 INDUSTRIAL WAY WEST
                          EATONTOWN, NEW JERSEY 07724
                                 (732) 542-4000
                            ------------------------

                                PROXY STATEMENT
                      2001 ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 26, 2001
                            ------------------------

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     This proxy statement and the accompanying proxy card are furnished to stockholders of Millennium Cell Inc. in connection with the solicitation by the company's board of directors of proxies to be used at the 2001 annual meeting of stockholders, to be held on Thursday, April 26, 2001, at 10:00 a.m., local time, at the Hilton New York Hotel, East Suite, 1335 Avenue of the Americas, New York, New York and at any adjournments thereof.

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors and the ratification of the company's independent accountants. In addition, management will report on the performance of the company during 2000 and respond to appropriate questions from stockholders.

WHO IS ENTITLED TO VOTE?

     Only stockholders of record at the close of business on the record date, March 14, 2001, are entitled to receive notice of the annual meeting and to vote the common stock that they held on that date at the meeting or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon. Stockholders' votes will be tabulated by persons appointed by the board to act as inspectors of election for the annual meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring appropriate documentation from your broker or nominee to personally vote at the meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 27,167,981 shares of common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum. A "broker non-vote" occurs when a broker or other nominee indicates on the proxy card that it does not have discretionary authority to vote on a particular matter.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to the company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the secretary of the company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the board of directors. The board's recommendation is set forth together with the description of each item in this proxy statement. The board recommends a vote:

        - for election of the nominated slate of nine directors (see page 3);
          and

        - for ratification of the appointment of Ernst & Young LLP as the company's independent accountants (see page 12).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will have no legal effect on the election of directors. The company's certificate of incorporation does not provide for cumulative voting in the election of directors.

     For the ratification of the company's independent accountants and any other item voted upon at the annual meeting, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. Abstentions will not be voted for any such matter. Accordingly, abstentions will have the same legal effect as a negative vote. Broker non-votes will not be counted in determining the number of shares necessary for approval.

WHO WILL BEAR THE COSTS OF SOLICITING PROXIES FOR THE ANNUAL MEETING?

     The cost of soliciting proxies for the annual meeting will be borne by the company. In addition to the use of the mails, proxies may be solicited personally or by telephone, by officers and employees of the company who will not receive any additional compensation for their services. Proxies and proxy material will also be distributed at the expense of the company by broker, nominees, custodians and other similar parties.

     If the enclosed form of proxy is properly executed and returned to the company in time to be voted at the annual meeting, the shares represented thereby will be voted in accordance with instructions marked thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" PROPOSAL 1 TO ELECT THE BOARD OF DIRECTORS' NINE NOMINEES FOR DIRECTOR AND "FOR" PROPOSAL 2 TO RATIFY THE BOARD OF DIRECTORS' APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 2001 FISCAL YEAR. If any other matters properly come before the annual meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters in accordance with their best judgment.
                            ------------------------

     This proxy statement, the notice of annual meeting of stockholders, the proxy card and the company's annual report to stockholders were first mailed to stockholders on or about March 21, 2001.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     The bylaws provides that the board of directors shall consist of not fewer than one director nor more than 11 directors and that the number of directors, within such limits, shall be determined by the stockholders at each annual meeting. The board of directors currently consists of nine directors, each serving a one-year term. At the annual meeting, nine directors will be elected, each for a one-year term. The board of directors has nominated for director G. Chris Andersen, Stephen S. Tang, Steven C. Amendola, Kenneth R. Baker, William
H. Fike, Alexander MacLachlan, Zoltan Merszei, H. David Ramm and James L. Rawlings to be elected at the annual meeting.

     Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of Messrs. Andersen, Tang, Amendola, Baker, Fike, MacLachlan, Merszei, Ramm and Rawlings. The board of directors believes that such nominees will stand for election and will serve if elected as directors. However, if any person nominated by the board of directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the persons named in the accompanying proxy shall determine in accordance with their best judgment. Pursuant to the bylaws, directors are elected by plurality vote. The company's certificate of incorporation does not provide for cumulative voting in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ITS NOMINEES FOR
                                   DIRECTORS.

INFORMATION AS TO NOMINEES FOR DIRECTORS

NAME                                        AGE                         POSITION
----                                        ---                         --------
G. Chris Andersen.........................  62    Chairman of the Board of Directors
Stephen S. Tang...........................  40    President, Chief Executive Officer and Director
Steven C. Amendola........................  46    Vice President -- Chief Scientific Advisor and
                                                  Director
Kenneth R. Baker..........................  53    Director
William H. Fike...........................  64    Director
Alexander MacLachlan......................  68    Director
Zoltan Merszei............................  78    Director
H. David Ramm.............................  49    Director
James L. Rawlings.........................  56    Director

     Directors are elected to serve until they resign or are removed, or until their successors are elected. All directors are elected annually at the annual meeting of stockholders.

     G. CHRIS ANDERSEN has served as the chairman of the company's board of directors since April 2000. Mr. Andersen is currently a general partner of Andersen, Weinroth & Co., a merchant banking firm. From 1990 to 1995, Mr. Andersen was vice chairman and head of international investment banking at PaineWebber Incorporated. Previously, Mr. Andersen was a managing director for 15 years at Drexel Burnham Lambert, Incorporated and a member of its board of directors. He is currently a director of Terex Corporation, Headway Corporate Resources Inc. and GP Strategies Corporation.

     STEPHEN S. TANG, Ph.D. has served as the company's president and chief executive officer and a member of its board of directors since May 2000. From January 1996 to June 2000, Dr. Tang was vice president and global leader of the pharmaceutical and health care industry practice for the management consultancy A.T. Kearney, Inc., a wholly owned subsidiary of Electronic Data Systems, Inc., where he directed global business development and marketing. Dr. Tang previously served as co-leader of the global chemical and environmental practice for the management consulting firm, Gemini Consulting, Inc., a wholly owned subsidiary of Cap Gemini. Prior to that, he was the president and founder of Tangent Technologies, a technical consulting firm to chemical, pharmaceutical and biotechnology companies, and senior research engineer and assistant director of Lehigh University's Center of Molecular Bioscience and Biotechnology. Dr. Tang received his B.S. in chemistry from the College of William and Mary, an M.S. and Ph.D. in chemical engineering from Lehigh University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania.

     STEVEN C. AMENDOLA has served in various technical positions with the company since its inception in December 1998, and currently serves as the company's vice president -- chief scientific advisor. Mr. Amendola has been issued more than 20 patents in the petroleum processing, pollution control and energy recovery areas, including the company's patent to produce hydrogen and electricity. From May 1997 to December 1998, Mr. Amendola served as vice president of National Patent Development Corporation (now known as GP Strategies Corporation), where he headed their research and development effort of sodium borohydride. From September 1996 to April 1997, Mr. Amendola served as vice president of research and development for Nextcell Inc., where he supervised and researched new battery chemistry. From February 1995 to September 1996, he was involved in process development chemistry at RFE Industries Inc. Mr. Amendola completed graduate courses in chemistry at Ohio State University, where he developed new, high-energy explosives under a grant from the U.S. Army. He holds a B.S. in chemistry from the Kings College in New York.

     KENNETH R. BAKER has served on the company's board of directors since July 2000. Mr. Baker has served as president, chief executive officer and a member of the board of trustees of the Environmental Research Institute of Michigan since November 1999. From 1969 to 1999, Mr. Baker served in various executive positions with General Motors Corporation, including vice president and general manager of the GM Distributed Energy Business Unit, vice president and general manager of GM Research and Development and program manager of GM Electric Vehicles. Following his retirement in February 1999, Mr. Baker served as vice chairman and chief operating officer of Energy Conversion Devices, Inc. Mr. Baker currently serves as director of AeroVironment, Inc.

     WILLIAM H. FIKE has served on the company's board of directors since May 2000. Mr. Fike retired as the vice-chairman and executive vice president of Magna International, Inc., an automotive parts manufacturer based in Ontario, Canada, in February 1999. Prior to joining Magna in 1994, Mr. Fike was employed by Ford Motor Company from 1966 to 1994, where he served most recently as president of Ford Europe. Mr. Fike currently serves as a director of Magna and AGCO Corporation, a manufacturer of farm equipment.

     ALEXANDER MACLACHLAN, PH.D. has served on the company's board of directors since May 2000. He is currently chairman of the National Research Council's project to evaluate the U.S. Department of Transportation's Intelligent Vehicle Initiative. Prior to his retirement in March 1996, Dr. MacLachlan was the Deputy Under Secretary for R&D Management at the U.S. Department of Energy and held various other positions in the Department of Energy. Prior to his employment at the Department of Energy, Dr. MacLachlan was employed by DuPont for 36 years, where he was senior vice president for research and development and chief technical officer from 1986 to 1993, and a member of DuPont's operating group from 1990 to 1993.

     ZOLTAN MERSZEI has served on the company's board of directors since May 2000. Mr. Merszei retired as the president, chairman and chief executive officer of The Dow Chemical Company in March 1980. From August 1974 to March 1980, he served as president and chief executive officer of Dow Chemical Europe. From May 1980 to May 1988, Mr. Merszei served in various executive positions with Occidental Petroleum Corporation, including chairman and chief executive officer of Occidental Chemical, chairman of Occidental Research and president and chief executive officer, and subsequently, vice chairman of the board of directors of Occidental Petroleum. Mr. Merszei currently serves as a director of The Budd Company, Dole Food Company Inc., Thyssen Industrie AG (Germany) and Thyssen Henschel America.

     H. DAVID RAMM has served on the company's board of directors since June 2000. Mr. Ramm has served as president, chief executive officer and a director of Integrated Electrical Services since April 2000. From 1997 to March 2000, he was employed by Enron, most recently as the president of Enron Wind Corp., which is engaged in environmentally benign power generation. Prior to his employment at Enron, Mr. Ramm worked for 14 years at United Technologies Corporation, where he held several senior management positions, including chairman and chief executive officer of International Fuel Cells Corporation.

     JAMES L. RAWLINGS has served on the company's board of directors since April 2000. Mr. Rawlings is a partner at Andersen, Weinroth & Co. Prior to joining Andersen, Weinroth, he was a managing director, principal and member of the board of directors of Schooner Asset Management Co. LLC, an asset management firm. Before joining Schooner, he was a managing director of Robert Fleming & Co., a London-based investment bank, where he was responsible for investment banking activities in North and South America. He was a managing director in the corporate finance department with Drexel Burnham Lambert, Incorporated from 1979 to 1988.

THE BOARD AND ITS COMMITTEES

     The board held two meetings in 2000 in addition to acting by unanimous written consent seven times. Each director attended at least 75 percent of all meetings of the board and committees of the board to which he was assigned that were held during the portion of fiscal year 2000 as to which such director was a member of the board or applicable committee.

     The board has three standing committees -- an executive committee, an audit committee and a compensation committee. The company does not have a separate nominating committee for recommending to stockholders candidates for positions on the board.

  Executive Committee

     The company's board has established an executive committee consisting of G. Chris Andersen, James L. Rawlings and Stephen S. Tang. The principal functions of the executive committee include exercising the powers of the board during intervals between board meetings and acting as an advisory body to the board of directors by reviewing various matters prior to their submission to the board. The executive committee conferred by telephone several times and held one meeting in 2000.

  Audit Committee

     The company's board has established an audit committee consisting of Kenneth R. Baker, William H. Fike and Zoltan Merszei, all of whom are independent directors. The audit committee is responsible for reviewing and inquiring into matters affecting financial reporting, the system of internal accounting, financial controls and procedures and audit procedures and audit plans. Furthermore, the audit committee approves the quarterly financial statements and also recommends to the board of directors, for approval, the annual financial statements, the annual report and certain other documents required by regulatory authorities. The audit committee conferred by telephone several times and held one meeting in 2000.

     The audit committee has a charter that specifies it responsibilities and the audit committee believes it fulfills its charter. The board of directors, upon the recommendation of the audit committee, approved the charter in response to the audit committee requirements adopted by the Securities and Exchange Commission in December 1999. A copy of the audit committee charter is attached to the proxy statement as Appendix A.

          Audit Committee Report

     During the year ended December 31, 2000, the audit committee reviewed and discussed the audited financial statements with management and the company's independent accountants, Ernst & Young LLP. The committee discussed with the independent accountants the matters required to be discussed by the Statement of Auditing Standards No. 61 and reviewed the results of the independent accountants' examination of the financial statements.

     The committee also reviewed the written disclosures and the letter from the independent accountants required by Independence Standards Board, Standard No. 1, discussed with the accountants the accountants' independence and satisfied itself as to the accountants' independence.

     Based on the above reviews and discussions, the audit committee recommends to the board of directors that the financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

     The board of directors has determined that the members of the audit committee are independent as defined in the regulations. The committee is governed by a charter which is included as Appendix A.

     Notwithstanding anything to the contrary set forth in any of the company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the company under those statutes, in whole or in part, this report shall not be deemed to be incorporated by reference into any such filings, nor will this report be incorporated by reference into any future filings made by the company under those statutes.

                                          William H. Fike
                                          Chairman of the Audit Committee

  Compensation Committee

     The company's board has established a compensation committee consisting of Alexander MacLachlan, H. David Ramm and James L. Rawlings. The compensation committee reviews and acts on matters relating to compensation levels and benefit plans for the company's executive officers and key employees, including salary and stock options. The compensation committee is also responsible for granting stock options and stock appreciation rights and other awards to be made under the company's stock option plan. The compensation committee conferred by telephone several times and held one meeting in 2000.

          Compensation Committee Report

     The compensation committee has prepared the following report on the company's policies with respect to the compensation of executive officers for 2000.

     The board appointed the compensation committee in June 2000. Since that time, decisions on compensation of the company's executive officers have been made by the full board of directors or by the compensation committee. No member of the compensation committee is an employee of the company.

     The compensation committee reviews and approves base salary, annual management incentive compensation and long-term incentive awards for all corporate officers and certain other key executives, with the objective of attracting and retaining individuals of the necessary quality and stature to operate the business. The committee considers individual contributions, performance against strategic goals and direction, and industry-wide pay practices in determining the levels of base compensation for key executives.

     Long-term incentive awards are granted to corporate officers and certain other key employees under the company's Amended and Restated 2000 Stock Option Plan. The awards take the form of stock options which are tied directly to the market value of the company's common stock.

     The committee believes that the Amended and Restated 2000 Stock Option Plan aligns the interests of management with the shareholders and focuses the attention of management on the long-term success of the company. A significant portion of the executives' compensation is at risk, based on the financial performance of the company and the value of the company's common stock in the marketplace.

     The committee sets compensation of the company's chief executive officer based on company performance, his performance and prevailing market conditions, and it is then approved by the board of directors. Stephen S. Tang, the company's president and chief executive officer, has a personal stake in the company through his options to acquire 1,012,500 shares of common stock, which ties a significant percentage of Dr. Tang's personal net worth directly to the company's performance.

     Pursuant to the terms of his employment agreement, Dr. Tang is eligible for a target bonus of 50% of his base salary, payable within 90 days of the end of the calendar year. For 2000, half of Dr. Tang's bonus was guaranteed and the other half became guaranteed upon the completion of the company's initial public offering in August 2000. The actual amount of Dr. Tang's 2000 bonus was $100,000. For 2001, Dr. Tang's entire bonus is guaranteed and will be 50% of his base salary. Beginning in 2002, annual bonuses will be paid to Dr. Tang based upon the attainment of performance goals, as determined by the compensation committee and approved by the board of directors.

     Section 162(m) of the Internal Revenue Code limits to $1.0 million in a taxable year the deduction publicly held companies may claim for compensation paid to executive officers, unless such compensation is performance-based and meets certain requirements. Dr. Tang's compensation will not exceed the limit set by Code Section 162(m).

     Notwithstanding anything to the contrary set forth in any of the company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the company under those statutes, in whole or in part, this report shall not be deemed to be incorporated by reference into any such filings, nor will this report be incorporated by reference into any future filings made by the company under those statutes.

                                          James L. Rawlings
                                          Chairman of the Compensation Committee

COMPENSATION COMMITTEE INTERLOCKS

     The company's compensation committee consists of Alexander MacLachlan, H. David Ramm and James L. Rawlings. The company formed this committee in June 2000. During 1999, Mr. Rawlings served as the company's acting chief executive officer. There were no deliberations during 1999 by the company's board of directors or compensation committee concerning executive officer compensation.

DIRECTOR COMPENSATION

     The company granted to each of the company's independent directors, except
G. Chris Andersen and James L. Rawlings, five-year options to purchase 75,000 shares of the company's common stock that vested upon the closing of the company's initial public offering in August 2000 and which are exercisable at $2.90 per share.

EXECUTIVE COMPENSATION

     During 1999, James L. Rawlings served as the company's acting chief executive officer, without compensation. In May 2000, Stephen S. Tang became the company's chief executive officer and president. For information on the company's employment arrangements with Dr. Tang, please see "-- Employment Agreements."

     The following table sets forth all compensation awarded to, earned by or paid to the company's acting chief executive officer and the company's chief executive officer and the company's other most highly compensated executive officer whose annual salary and bonus exceeded $100,000 in 2000 for services rendered in all capacities to the company during the company's 2000 fiscal year ("named executive officers"). None of the company's other executive officers had an annual salary and bonus in excess of $100,000 during 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                              ANNUAL COMPENSATION            COMPENSATION AWARDS
                                          ---------------------------  --------------------------------
                                          FISCAL                       SHARES UNDERLYING    ALL OTHER
NAME AND PRINCIPAL POSITION                YEAR     SALARY    BONUS       OPTIONS (#)      COMPENSATION
---------------------------               ------   --------  --------  -----------------   ------------
James L. Rawlings.......................   2000    $     --  $     --             --           --
  Acting Chief Executive Officer           1999          --        --             --           --
Stephen S. Tang.........................   2000     141,667   135,000      1,012,500           --
  Chief Executive Officer
Steven C. Amendola......................   2000     127,083   250,000      1,006,643           --
  Chief Scientific Advisor

                           OPTION GRANTS IN 2000 (1)

     The following table sets forth certain information with respect to option grants to the company's named executive officers during the company's 2000 fiscal year.

                                             INDIVIDUAL GRANTS                     POTENTIAL REALIZABLE
                            ---------------------------------------------------          VALUE AT
                             NUMBER OF    % OF TOTAL                              ASSUMED ANNUAL RATES OF
                              SHARES       OPTIONS                                  STOCK APPRECIATION
                            UNDERLYING    GRANTED TO   EXERCISE                       FOR OPTION TERM
                              OPTIONS     EMPLOYEES    PRICE PER    EXPIRATION   -------------------------
NAME                        GRANTED (#)    IN 2000       SHARE         DATE          5%            10%
----                        -----------   ----------   ---------   ------------  -----------   -----------
James L. Rawlings.........          --        --         $  --               --  $        --   $        --
  Acting Chief Executive
     Officer
Stephen S. Tang...........   1,012,500        30%         2.90     May 16, 2010   11,709,716    18,645,766
  Chief Executive Officer
Steven C. Amendola........   1,006,643        30%         2.90         July 13,   11,641,979    18,537,906
                                                                           2010
  Chief Scientific Advisor

---------------
(1) There were no options exercised in 2000 by the company's named executive officers.

                       FISCAL YEAR-END 2000 OPTION VALUES

     The following table provides information with respect to the company's named executive officers concerning unexercised options held by them at the end of 2000.

                                                                   NUMBER OF
                                                             SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                            UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                   SHARES                      DECEMBER 31, 2000             DECEMBER 31, 2000
                                ACQUIRED ON     VALUE     ---------------------------   ---------------------------
NAME                            EXERCISE (#)   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                            ------------   --------   -----------   -------------   -----------   -------------
James L. Rawlings.............      --           --           --                 --         --         $       --
  Acting Chief Executive
     Officer
Stephen S. Tang...............      --           --           --          1,012,500         --          7,441,875
  Chief Executive Officer
Steven C. Amendola............      --           --           --          1,006,643         --          7,398,826
  Chief Scientific Advisor

EMPLOYMENT AGREEMENTS

     In May 2000, the company entered into an employment agreement with Stephen
S. Tang, the company's chief executive officer and president. Dr. Tang's employment agreement provides for a base salary of $250,000 per year and a guaranteed bonus of 50% of his base salary. In addition, Dr. Tang was paid a $135,000 signing bonus. Dr. Tang was granted 1,012,500 options at an exercise price of $2.90 per share, with a term of ten years. One third of these options vest at the end of each year of employment for the first three years. In the event that Dr. Tang's employment is terminated involuntarily or without cause, 945,000 of his options will vest as if he were employed throughout the entire year, 67,500 options will vest in accordance with the terms of the company's stock option plan, and all options will have a term of one year. Furthermore, Dr. Tang will be entitled to receive a severance payment in the amount of his base salary at that time plus a one year bonus which will be the greater of half of his base salary at that time or the actual bonus received by Dr. Tang for the full year prior to such termination.

     In July 2000, the company entered into an employment agreement with Steven
C. Amendola, the company's vice president -- chief scientific advisor. The company amended this agreement in August 2000. Mr. Amendola's employment agreement provides for a base salary of $225,000 per year and for a guaranteed bonus of 50% of his base salary. In addition, Mr. Amendola received a signing bonus of $250,000. Furthermore, Mr. Amendola was granted 1,006,643 options at an exercise price of $2.90 per share, which will vest ratably over three years. In the event that Mr. Amendola's employment agreement is terminated involuntarily or without cause, all of his options will vest as if he were employed throughout the entire year. Mr. Amendola will also be entitled to receive a severance payment in the amount of his annual base salary at that time plus a one year bonus.

CERTAIN TRANSACTIONS

  Transactions with Steven Amendola and GP Strategies Corporation related to the company's patents

     After developing the proprietary technology for energy generation based on the use of sodium borohydride, Steven C. Amendola, the company's vice president -- chief scientific advisor, entered into a license agreement with GP Strategies Corporation, or GPS, in July 1997. In accordance with that license agreement, Mr. Amendola granted an exclusive license to make, use and sell the proprietary technology he developed to GPS, and GPS agreed to pay a royalty to Mr. Amendola based on sales of developed technology. Since there were no sales of developed technology, GPS did not make any royalty payments to Mr. Amendola.

     When the company acquired certain assets of the battery technology group of GPS, the company issued 6,185,322 shares of common stock to GPS in January 1999, of which 830,298 were subsequently canceled, and issued to them a note payable in the amount of $250,000. In addition, the company relieved GPS of its royalty obligation to Mr. Amendola and the company agreed to pay a royalty to GPS based on sales of developed technology. Since there were no sales of developed technology, the company did not make any royalty payments to GPS. At that time, the company also issued 669,344 shares of common stock to GPS for $50,000.

     As contemplated in the original acquisition of the license to the intellectual property by the company, royalty agreements with GPS and Mr. Amendola were terminated in May 2000 (as amended in July 2000). In consideration for terminating the royalty agreements, GPS was granted immediately exercisable options to purchase 250,000 shares of common stock at the initial public offering price ($10.00 per share). Furthermore, Mr. Amendola and the company terminated the company's license agreement and the company acquired ownership of the patent rights relating to the proprietary technology. In addition, in a separate assignment executed concurrently with the omnibus agreement, Mr. Amendola assigned to the company the ownership of any future inventions as well as pending patent applications and future patents. Furthermore, Mr. Amendola granted to the company a right of first refusal for all unrelated inventions that he conceives.

     In consideration of the foregoing transactions, on May 24, 2000, the company agreed to issue options to purchase 206,897 shares of common stock to Mr. Amendola with an exercise price of $2.90 per share. Mr. Amendola advised the company that he intended to transfer a portion of these options to three individuals with whom he had agreed to share royalty payments. On July 14, 2000, due to tax considerations, the company agreed to instead issue to Mr. Amendola 206,897 shares of common stock, a portion of which he intended to transfer to those three individuals. On July 27, 2000, the company suggested to Mr. Amendola that the company issue 70,345 shares of common stock to him and that the company issue shares of common stock directly to the three individuals. However, in order to be released from any royalty sharing obligations, Mr. Amendola requested that the company issue 206,897 shares of common stock to him, and he advised the company that he would transfer some of those shares to the three individuals. Therefore, in consideration of the foregoing transactions, on August 1, 2000, the company issued 206,897 shares of common stock to Mr. Amendola, 152,207 of which were subsequently transferred by him to the three individuals with whom he had agreed to share royalty payments.

  Loan from GPS

     In January 1999, the company issued GPS a note payable for $250,000 in connection with an agreement dated December 17, 1998 to purchase substantially all of the assets of its battery technology group. The company repaid the note in full in September 2000 from the proceeds of its initial public offering.

  Grant of warrant to executive search firm

     In connection with the company's search for a chief executive officer, two directors and three officers, the company retained the services of the Whitney Group, an executive search firm. In consideration of their services, the company paid them $368,071 and granted to them a warrant for the purchase of up to 119,500 shares of common stock at exercise prices ranging from $2.90 to $19.63 per share. The company believes that the compensation the company paid to the Whitney Group was at fair market value. Andersen, Weinroth & Co. is a less than five percent stockholder of the parent company of the Whitney Group. G. Chris Andersen, the company's chairman, James L. Rawlings, one of the company's directors, and Stephen D. Weinroth, one of the company's principal stockholders, are each a principal in Andersen, Weinroth & Co.

COMPARATIVE STOCK PRICES

     The following chart sets forth comparative information regarding the company's cumulative stockholder return on its common stock since its initial public offering in August 2000. Total stockholder return is measured by dividing share price change for a period by the share price at the beginning of the measurement period. The company's cumulative stockholder return based on an investment of $100 at August 9, 2000, when the common stock was first traded on the Nasdaq National Market, and its closing price of $10.25 on December 29, 2000 is compared to the cumulative total return of the Nasdaq National Market and the industry index based on the company's SIC code, 3690 -- "Miscellaneous Electrical Machinery, Equipment and Supplies" during that same period assuming dividend reinvestment.

                      COMPARATIVE CUMULATIVE TOTAL RETURN
                          AMONG MILLENNIUM CELL INC.,
                     NASDAQ MARKET INDEX AND SIC CODE INDEX
[COMPARATIVE CUMULATIVE TOTAL RETURN GRAPH]

                                                     MILLENNIUM CELL                                          NASDAQ MARKET
                                                          INC.                   SIC CODE INDEX                   INDEX
                                                     ---------------             --------------               -------------
8/09/00                                                  100.00                      100.00                      100.00
8/31/00                                                   97.50                      112.54                      111.50
9/30/00                                                  221.88                      105.82                       97.44
10/31/00                                                 191.25                       88.28                       88.85
11/30/00                                                  95.00                       84.83                       68.69
12/31/00                                                 102.50                       81.02                       65.17

                        RATIFICATION OF THE APPOINTMENT
                OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS
                                  (PROPOSAL 2)

     On March 7, 2000, the company engaged the accounting firm of Ernst & Young LLP as the company's principal independent accountants. The board of directors approved the recommendation of the audit committee for the appointment of Ernst & Young LLP to audit the financial statements of the company for 2001.

     Ernst & Young LLP performed various audit and other services for the company during 2000. Such services included an audit of annual financial statements, interim reviews of quarterly financial statements, review and consultation connected with certain filings with the SEC, consultation on tax, financial accounting and reporting matters, and meetings with the audit committee of the board of directors.

     Representatives of Ernst & Young LLP are expected to be present at the annual meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

AUDIT FEES

     The company paid fees of approximately $75,000 to Ernst & Young LLP for the 2000 annual audit, including the audit of the financial statements and timely quarterly reviews.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The company did not pay any financial information systems design and implementation fees to Ernst & Young LLP during 2000.

ALL OTHER FEES

     The company paid fees of approximately $295,000 to Ernst & Young LLP for all other services provided by it during 2000, including approximately $165,000 for various audit-related services and the balance for various tax and advisory services. The audit committee has considered the compatibility of nonaudit services with the accountants' independence.

     The stockholders are being asked to ratify the board's appointment of Ernst & Young LLP. All shares of common stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified. If you execute and return a proxy without instruction, your shares will be voted for ratification of the appointment of Ernst & Young LLP as independent accountants for the company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

                           COMMON STOCK OWNERSHIP OF
                     PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the company's common stock by the following as of February 28, 2001:

     - all persons known by the company to own beneficially 5% or more of the company's common stock,

     - each of the company's directors,

     - each of the company's named executive officers, and

     - all directors and executive officers as a group.

     Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares of common stock beneficially owned by the stockholder.

NAME AND ADDRESS                                              NUMBER OF SHARES       PERCENTAGE OF
OF BENEFICIAL OWNER                                          BENEFICIALLY OWNED    SHARES OUTSTANDING
-------------------                                          ------------------    ------------------
FIVE PERCENT STOCKHOLDERS:
GP Strategies Corporation(1)...............................      6,005,868(2)             21.9%
Lenz Family Partners I, L.P.(3)............................      2,269,760                 8.4
Stephen D. Weinroth(4).....................................      3,866,678                14.2
DIRECTORS AND EXECUTIVE OFFICERS:
Steven C. Amendola(5)......................................         54,690(6)                *
G. Chris Andersen(4).......................................      3,856,678                14.2
Kenneth R. Baker(5)........................................         75,000(7)                *
William H. Fike(5).........................................         75,000(7)                *
Alexander MacLachlan(5)....................................         75,000(7)                *
Zoltan Merszei(5)..........................................         75,000(7)                *
H. David Ramm(5)...........................................         75,000(7)                *
James L. Rawlings(4).......................................      1,014,786                 3.7
Stephen S. Tang(5).........................................             --(8)               --
All directors and executive officers as a group (14
  persons).................................................      5,311,154(9)             19.5%

---------------
* Less than 1%

(1) Address is 9 West 57th Street, Suite 4170, New York, New York 10019.

(2) Based on Schedule 13G dated February 13, 2001. Includes 250,000 options exercisable within 60 days.

(3) Based on Schedule 13G dated September 11, 2000. Address is 90 Broad Street, New York, New York 10004.

(4) Address is Andersen, Weinroth & Co., 1330 Avenue of the Americas, 36th Floor, New York, New York 10019. Messrs. Weinroth, Andersen and Rawlings are principals in Andersen, Weinroth & Co. The company has been advised that none of them has shared voting or investment power with respect to the shares of common stock beneficially owned by any other principal in that firm.

(5) Address is 1 Industrial Way West, Eatontown, New Jersey 07724.

(6) Does not include 1,006,643 options not exercisable within 60 days.

(7) Includes 75,000 options exercisable within 60 days.

(8) Does not include 1,012,500 options not exercisable within 60 days.

(9) Includes 375,000 options exercisable within 60 days. Does not include 2,404,143 options not exercisable within 60 days.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the company's directors, executive officers and ten percent stockholders to file with the SEC initial reports of ownership of the company's equity securities and to file subsequent reports when there are changes in such ownership. Executive officers, directors and ten percent stockholders are required by SEC regulations to furnish the company with copies of all Section 16(a) reports they file.

     Based solely on a review of copies of such reports of ownership furnished to the company, or written representations that no forms were necessary, the company believes that, during the last fiscal year, all filing requirements applicable to its directors, executive officers and greater than ten percent stockholders were complied with, except for the late filing with the SEC of one Form 3 "Initial Statement of Beneficial Ownership of Securities" by GP Strategies Corporation, one of the company's ten percent stockholders.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR ANNUAL MEETING

     Any proposal or proposals by a stockholder intended to be included in the company's proxy statement and form of proxy relating to the 2002 annual meeting of stockholders must be received by the company no later than November 21, 2001, pursuant to the proxy solicitation rules of the SEC. Nothing in this paragraph shall be deemed to require the company to include in its proxy statement and proxy relating to the 2002 annual meeting of stockholders any stockholder proposal which may be omitted from the company's proxy materials pursuant to applicable regulations of the SEC in effect at the time such proposal is received.

             OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The board of directors of the company does not know of any other matters to be presented for a vote at the annual meeting. If, however, any other matter should properly come before the annual meeting or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          [G. Chris Andersen signature]
                                          G. Chris Andersen
                                          Chairman

Eatontown, New Jersey
March 21, 2001

A COPY OF THE ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 ACCOMPANIES THIS PROXY STATEMENT. THIS REPORT IS A COMBINED REPORT WITH THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY WILL PROVIDE COPIES OF THE EXHIBITS TO THE FORM 10-K UPON PAYMENT OF A REASONABLE FEE, UPON RECEIPT OF A REQUEST ADDRESSED TO THE CORPORATE SECRETARY, MILLENNIUM CELL INC., 1 INDUSTRIAL WAY WEST, EATONTOWN, NEW JERSEY 07724.

                                   APPENDIX A

                              MILLENNIUM CELL INC.

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER

                            ------------------------

                                   I. PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     - Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

     - Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

     - Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

                                II. COMPOSITION

     The Audit Committee shall be comprised of two or more directors as determined by the Board. The composition of the Audit Committee shall be consistent with all relevant rules of any stock exchange or quotation system on which the shares of the common stock of the Company trade. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

                                 III. MEETINGS

     The Committee shall hold such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Audit Committee or at the request of the independent accountants. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

                        IV. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties, the Audit Committee shall:

DOCUMENTS/REPORTS REVIEW

     1. Review and update this Charter at least annually, as conditions dictate.

     2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

     3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

INDEPENDENT ACCOUNTANTS

     4. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants.

     5. Require the independent accountants to submit a formal written statement annually delineating all relationships between the independent accountants and the Corporation. The Committee shall review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence and take any action or recommend that the full Board take appropriate action to ensure the independence of the outside accountants.

     6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

     7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

FINANCIAL REPORTING PROCESSES

     8. In consultation with the independent accountants and the internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external.

     9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

     10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

PROCESS IMPROVEMENT

     11. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     12. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     13. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

     14. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

ETHICAL AND LEGAL COMPLIANCE

     15. Ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

     16. Review activities, organizational structure and qualifications of the internal audit department.

     17. Review, with the Corporation's counsel, legal compliance matters, including corporate securities trading policies.

     18. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

     19. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

               - PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED -
--------------------------------------------------------------------------------


PROXY                                                                      PROXY

                              MILLENNIUM CELL INC.
                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

The undersigned holder of common stock of Millennium Cell Inc., revoking all proxies heretofore given, hereby constitutes and appoints Stephen S. Tang and William H. Fike, and each of them Proxies, with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of the said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Millennium Cell Inc., to be held at the Hilton New York Hotel, East Suite, 1335 Avenue of the Americas, New York, New York, Thursday, April 26, 2001, at 10:00 a.m., local time, and at any adjournments thereof.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given. Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter which may properly come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR proposal 2.

            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                              MILLENNIUM CELL INC.

                                 April 26, 2001

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MATTERS (1) AND (2) LISTED BELOW, TO COME BEFORE THE ANNUAL MEETING.









              - Please Detach and Mail in the Envelope Provided -
--------------------------------------------------------------------------------

[ X ] Please mark your votes as in this example


             FOR ALL NOMINEES LISTED AT               WITHHOLD AUTHORITY
             RIGHT (EXCEPT AS MARKED TO           TO VOTE FOR ALL NOMINEES
                 THE CONTRARY BELOW)                   LISTED AT RIGHT.

                       [   ]                                [   ]

1. Election of nine (9) directors, to serve on the Board of Directors, each for a one-year term and until their respective successors are elected.


NOMINEES:  Steven C. Amendola
           G. Chris Andersen
           Kenneth R. Baker
           William H. Fike
           Alexander MacLachlan
           Zoltan Merszei
           H. David Ramm
           James L. Rawlings
           Stephen S. Tang

FOR, except withhold from the following nominee(s):

___________________________________________________


                                                  ABSTAIN       FOR      AGAINST

                                                   [   ]       [   ]      [   ]

2. To ratify the Board of Directors' appointment of Ernst & Young LLP as the company's independent public accountants for the year 2001.

3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.


This Proxy, which is solicited on behalf of the Board of Directors, will be voted FOR the matters described in paragraphs (1) and (2) unless the shareholder specifies otherwise (in which case it will be voted as specified).





Signature(s) ________________________________________  DATED _____________, 2001

NOTE: Please sign exactly as name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized partner.